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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                           June 9, 2000 (June 8, 2000)
                           ---------------------------

                            LIFEPOINT HOSPITALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                     0-29818                      52-2165845
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    (State or Other            (Commission File               (I.R.S. Employer
    Jurisdiction of                 Number)                    Identification
    Incorporation)                                                  Number)

                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
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               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5.  OTHER EVENTS.

         On June 8, 2000, the Board of Directors of LifePoint Hospitals, Inc. elected James M. Fleetwood, Jr., LifePoint's President and Chief Operating Officer, to the additional positions of Chairman and Chief Executive Officer. Mr. Fleetwood will assume the positions vacated by the recent death of Scott L. Mercy in an airplane accident. DeWitt Ezell has served as interim Chairman of the Board since Mr. Mercy's death.

         The Company also announced the addition of Richard H. Evans to its Board of Directors. This addition became effective June 1, 2000 and increased the number serving on the Board to six. Mr. Fleetwood and Mr. Evans will serve as directors until their terms expire at the Company's annual shareholders' meeting in 2002.

         A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                           None required

         (b)      Pro forma financial information.

                           None required

         (c)      Exhibits.

                  99       Copy of press release issued by the Company on June
                           8, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LIFEPOINT HOSPITALS, INC.


                                    By: /s/ Kenneth C. Donahey
                                        ----------------------------------------
                                        Kenneth C. Donahey
                                        Senior Vice President and
                                        Chief Financial Officer

Date:  June 9, 2000





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION OF EXHIBITS
------         -----------------------

  99           Copy of press release issued by the Company on June 8, 2000.










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